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                                                                    EXHIBIT 10.3




                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement"), is entered into as of August 11, 1997, by and between Horizon Health Corporation, a Delaware corporation formerly known as Horizon Mental Health Management, Inc. ("Horizon"), and Howard B. Finkel, John Harrison, Larry Reiff, Argentum Capital Partners, L.P. a Delaware limited partnership, Denise Dailey, Ken Dorman, G. Phillip Woellner, Michael S. McCarthy and NME Management Services, Inc., a Delaware corporation (individually a "Shareholder" and collectively the "Shareholders").

         WHEREAS, Horizon and the Shareholders are simultaneously consummating the transactions contemplated by that certain Share Exchange Reorganization Agreement (the "Reorganization Agreement"), dated April 25, 1997, by and among Horizon, the Shareholders and Specialty Healthcare Management, Inc., a Delaware corporation ("Specialty"); and

         WHEREAS, the Shareholders pursuant to the Reorganization Agreement received unregistered shares of Common Stock of Horizon in a private offering transaction (the "Share Exchange"); and

         WHEREAS, Horizon and the Shareholders agreed to enter into this Agreement pursuant to the Reorganization Agreement simultaneously with the Share Exchange;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         6.       Definitions.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Common Stock, $.01 par value, of Horizon issued in the Share Exchange pursuant to the Reorganization Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means a Shareholder or any assignee or transferee of a Registrable Security.

         "Registrable Securities" means the shares of Common Stock issued to the Shareholders in the Share Exchange pursuant to the Reorganization Agreement, other than the shares of Common Stock held in escrow under the Post-Closing Escrow Agreement executed pursuant to the Reorganization Agreement. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the Commission and the Registrable Security has been disposed of pursuant to such effective registration statement, (ii) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) the Registrable Security has been otherwise transferred, Horizon has delivered a new certificate or other evidence of ownership for the Registrable Security not bearing a legend restricting further transfer, and the Registrable Security may be resold without subsequent registration under the Securities Act.


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         "Registration Statement" means the registration statement contemplated by this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Selling Holder" means a Holder who is selling Registrable Securities pursuant to the Registration Statement.

         "Underwriters" means a securities dealer which purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

          7.      Unregistered Securities.

                  Each Shareholder acknowledges that the shares of Common Stock issued in the Share Exchange are unregistered securities and are subject to Rule 144 under the Securities Act for the purposes of any resales of shares of the Common Stock. Each Shareholder hereby represents and warrants to, and agrees with, Horizon as follows:

                  (a) The Shareholder will not sell or otherwise transfer any of the Common Stock in violation of the Securities Act or the rules and regulations promulgated thereunder. The Shareholder has not and will not, in any event, sell or otherwise transfer or enter into any contract or otherwise agree to sell or otherwise transfer any of the Common Stock until such time as financial results covering at least thirty days of combined operations of Horizon and Specialty after the Share Exchange have been published and distributed to the stockholders of Horizon.

                  (b) The Shareholders hereby consent to the placing of a legend on the certificate or certificates evidencing the Common Stock referring to the issuance thereof in a private offering transaction under the Securities Act and to the giving of stop transfer instructions to the transfer agent for the Common Stock with respect to such certificate or certificates. The legend will state in substance:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 or the Blue Sky Laws of any state and may not be sold or otherwise transferred in the absence of (a) an effective registration statement for the sale of such shares under the Securities Act of 1933 or (b) an opinion of counsel reasonably satisfactory to Horizon to the effect that the transfer may be made without such registration."

                  (c) Except as set forth herein, each Shareholder understands that Horizon is under no obligation to take any action to facilitate the sale, transfer or other disposition by any Shareholder, or on behalf of any Shareholder, of any of the Common Stock.

                  (d) In the event of any sale or transfer of any of the Common Stock in a transaction not involving a sale pursuant to Rule 144 under the Securities Act or not involving a sale in a registered public offering, the Shareholder will obtain from each transferee of the Common Stock in such transaction a letter agreement substantially similar to this Section 2 or a letter containing such other information reasonably required by Horizon to evidence an exception from the applicable registration requirements of federal or state securities laws, which is binding and enforceable by Horizon against the transferee.


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         It is understood and agreed that the legend set forth in paragraph (b)
above shall be removed, and the related stock transfer restrictions shall be lifted forthwith in connection with the sale or other transfer of Common Stock
(i) if the sale or other transfer of the shares of Common Stock shall have been registered under the Securities Act, or (ii) if the sale or other transfer of the shares of Common Stock is not so registered, the Shareholder is not at the time of such sale or other transfer an affiliate of Horizon and has held the Stock for at least one year (or such other period as may be prescribed by the Securities Act and the rules and regulations thereunder) and Horizon, for at least twelve months immediately preceding the sale or other transfer, has filed with the Commission all of the reports it is required to file under Exchange Act, or (iii) if Horizon shall have received either a letter from the staff of the Commission or an opinion of legal counsel acceptable to Horizon, to the effect that the stock transfer restrictions and the legend are not required and may be removed.

         8.       The Registration Statement.

                  (a) Registration Statement. Subject to the provisions of this Section 3, Horizon agrees that it shall prepare and file with the Commission as soon as practicable after the date hereof, but in no event earlier than October 15, 1997, a registration statement (the "Registration Statement") on any form for which Horizon then qualifies and Horizon considers appropriate and which is available to sell the Registrable Securities; provided, however, that it is understood that Horizon shall be required to proceed with the Registration Statement only after its 1997 fiscal year-end audited financial statements are available to be used for the purposes of the Registration Statement. Horizon further agrees to use its best efforts to cause the Registration Statement to be filed and declared effective within thirty
(30) days after the Horizon 1997 fiscal year-end audited financial statements are available. Prior to the filing of the Registration Statement, Horizon shall request from each Holder the number of shares of Registrable Securities owned by the Holder desired to be included in the Registration Statement. Subject to the provisions of Section 3(b) below, Horizon will include in the Registration Statement all Registrable Securities with respect to which Horizon has received written requests for inclusion therein within twenty (20) days after the receipt by the applicable Holder of Horizon's notice. Each such request from a Holder will specify the number of shares of Registrable Securities to be registered. Unless the Holder or Holders of a majority of the Registrable Securities to be registered in the Registration Statement shall consent in writing, Horizon shall not be permitted to include any other securities under the Registration Statement.

                  (b) Underwritten Offering. Horizon may elect to proceed with the Registration Statement pursuant to Section 3(a) above in the form of an underwritten offering and, in such event, the Holders participating in the Registration Statement hereby agree that the offering shall be in the form of an underwritten offering. In such event, Horizon shall select the managing underwriter(s) and such additional investment bankers and managers to be used in connection with the offering; provided, that such underwriter and additional investment bankers and managers must be reasonably satisfactory to the Holders participating in the Registration Statement. If the managing underwriter or underwriters of such offering advise Horizon and the Holders in writing that in their opinion the number of shares of Registerable Securities requested to be included in such offering is sufficiently large to materially and adversely affect the success of such offering, Horizon will only include in the Registration Statement the Registrable Securities (and no securities offered by Horizon or any other party) limited to an aggregate number of the Registrable Securities which in the opinion of such managing Underwriter or Underwriters can be sold without any such material adverse effect, and such amount shall be allocated to the Holders of Registrable Securities based on the number of Registrable Securities requested to be included in the Registration Statement. As to any Registrable Securities requested to be included in the offering by the Holders, but not included due to such opinion of the Managing Underwriters, the Holders of such Registrable Securities shall have the piggyback registration rights provided under Section 4 below.

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                  (c)    Other Form of Offering. In the event that Horizon
elects not to proceed or is unable to effect the offering pursuant to the Registration Statement as an underwritten offering, then Horizon shall nevertheless still be obligated to proceed with the Registration Statement and an offering of the Registerable Securities on a non-underwritten basis; provided, however, that Horizon agrees to proceed in such event in the same manner and at the same times as specified in Section 3(a) but provided further, however, that the Holders agree that, in such event, the Shareholders shall initially for at least a two week period after the effective date of the Registration Statement attempt to sell the Registerable Securities through block sales arranged by a broker/dealer selected by Horizon and reasonably satisfactory to the Holders.

                  (d) Effective Registration and Expenses. A registration will not count as the Registration Statement until it has become effective (unless the Holders withdraw the Registrable Securities, in which case such registration will count as the Registration Statement unless the Holders of such Registrable Securities agree to pay all Registration Expenses (as hereinafter defined)). Except as provided above, Horizon will pay all Registration Expenses in connection with any Registration Statement whether or not it becomes effective.

          9.      Finkel Piggyback Registration Rights.

                  (a) If at any time after the offering pursuant to the Registration Statement contemplated under Section 3 above is completed and before the expiration of one(1) year after the date of this Agreement, the Company proposes for any reason to register any shares of Common Stock under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its security holders, it shall at each such time promptly give written notice to Howard B. Finkel ("Finkel") of its intention to do so (but in no event less than ten days before the anticipated filing date). Such notice shall offer Finkel the opportunity to register such number of shares of Registrable Securities as Finkel may request.

                  (b) The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the shares of Registrable Securities requested by Finkel to be included in the registration statement for such offering to be included (on the same terms and conditions as the Common Stock of the Company included therein to the extent appropriate). Notwithstanding the foregoing, if in the reasonable judgment of the managing Underwriter or Underwriters, due to the size of the offering which the Company or such other persons or entities intend to make, the success of the offering would be adversely affected by inclusion of the Registrable Securities requested to be included by Finkel then, if the offering is by the Company for its own account or is an offering by other holders registering shares of Common Stock of the Company pursuant to demand registration rights, then the number of shares of Common Stock to be offered for the account of Finkel and any other holders registering shares of Common Stock of the Company pursuant to similar piggyback registration rights, if any, shall be reduced pro rata based on the relative percentage ownership of all shares of Common Stock then outstanding owned by Finkel and such other holders to the extent necessary to reduce the total number of shares of Common Stock to be included in such offering to the amount recommended by such managing Underwriter or Underwriters.

         10.      Holdback Agreements.

                  (a) Restrictions on Public Sale by Holders of Registrable Securities. Each Holder whose securities are included in a Registration Statement agrees not to effect any public sale or distribution of the issue being registered or a similar security of Horizon or any securities convertible into or exchangeable or exercisable

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for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the ten days prior to, and during the 90-day period beginning on, the effective date of the Registration Statement (except as part of such registration), if and to the extent requested by Horizon in the case of a non-underwritten public offering or if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.

                 (b) Restrictions on Public Sale By Horizon. Horizon agrees not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to a registration statement on Form S-4 or S-8 or any substitute form therefor that may be adopted by the Commission), during the ten days prior to, and during the 90-day period beginning on, the effective date of the Registration Statement (except as part of the Registration Statement where the Holders of a majority of the Registrable Securities to be included in the Registration Statement consent).

         11.      Registration Procedures.

                  In connection with the Registration Statement, Horizon will:

                  (a) prepare and file with the Commission a registration statement on any form for which Horizon then qualifies and which Horizon shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become effective; provided, (i) that at least five days before filing a registration statement or prospectus or as promptly as practicable prior to filing any amendments or supplements thereto, Horizon will furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) that after the filing of the registration statement, Horizon will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of comments received from, or any stop order issued or threatened by, the Commission and take all reasonable actions required to respond to such comments or, as the case may be, prevent the entry of such stop order or to remove it if it has been entered;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to Section 3 for a period of not less than ninety (90) days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the period referred to in subsection 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in much registration statement;

                  (c) furnish to each Selling Holder, prior to filing the registration statement, if requested, copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

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                  (d)    use its best efforts to register or qualify such
Registrable Securities under such other securities or blue sky laws of such states as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary to enable such Selling Holder to consummate the disposition in such states of the Registrable Securities owned by such Selling Holder; provided that Horizon will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Horizon to enable the Selling Holder or Selling Holders thereof to consummate the disposition of such Registrable Securities; provided that Horizon will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (f) notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment;

                  (g) enter into and perform customary agreements (including an underwriting agreement in customary form with the managing Underwriter, if any) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (h) make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, and properties of Horizon (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Horizon's officers, directors, and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement. Records which Horizon determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) in the judgment of counsel to Horizon the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or
(ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government agency of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of Horizon unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court or government agency of competent jurisdiction, give notice to Horizon and allow Horizon, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (i) if such sale is pursuant to an underwritten offering, use its best efforts to obtain a comfort letter or comfort letters from Horizon's independent public accountants in customary form and covering such

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matters of the type customarily covered by comfort letters as the Selling
Holders of a majority of the Registrable Securities or the managing Underwriter reasonably request;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (k) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Horizon are then listed, or on the Nasdaq National Market, if applicable, provided that the applicable listing requirements are satisfied.

                  Horizon may require each Selling Holder of Registrable Securities to promptly furnish in writing to Horizon such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration.

                  Each Selling Holder agrees that, upon receipt of any notice from Horizon of the happening of any event of the kind described in subsection 6(f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection 6(f) hereof and, if so directed by Horizon such Selling Holder, will deliver to Horizon all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If Horizon shall give such notice, Horizon shall extend the period during which such registration statement shall be maintained effective (including the period referred to in subsection 6(b) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to subsection 6(f) hereof to the date when Horizon shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of subsection 6(f) hereof.

          l2.     Registration Expenses.

                  In connection with the Registration Statement required to be filed hereunder, Horizon shall pay the following registration expenses (the "Registration Expenses"): (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (v) fees and expenses incurred in connection with the listing of the Registrable Securities if Horizon shall choose to list such Registrable Securities; (vi) fees and disbursements of counsel for Horizon and customary fees and expenses for independent certified public accountants retained by Horizon (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to subsection 6(i) hereof); and (vii) fees and expenses of any special experts retained by Horizon in connection with such registration. Horizon shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses or fees, including attorney's fees, of the Holders or Finkel.


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         13.      Indemnification; Contribution.

                  (a) Indemnification by Horizon. Horizon agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors, shareholders, partners, trustees, beneficiaries and agents, and each person or entity, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as such losses, claims, damages, liabilities, or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to Horizon by such Selling Holder or on such Selling Holder's behalf expressly for use therein; provided, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability, or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability, or expense at or prior to the written confirmation of the sale of the Registrable Securities to such person if it is determined that it was the responsibility of such Selling Holder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. Horizon also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors, and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this section 8(a).

                 (b) Indemnification by Holders of Registrable Securities. Each Selling Holder agrees to indemnify and hold harmless Horizon, its directors and officers, and each person, if any, who controls Horizon within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from Horizon to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against Horizon or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to Horizon, and Horizon or its directors or officers or such controlling person shall have the rights and duties given to such Selling Holder, by the preceding subsection. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors, and each person who controls such Underwriters on substantially the same basis as that of the indemnification of Horizon provided in this section 8(b).

                  (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under subsections (a) or (b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses

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or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                  (d) Contribution. If the indemnification provided for in this Section 8 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities, or judgments referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities, and judgments as between Horizon on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of Horizon and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of Horizon on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  Horizon and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this subsection 8(d) were determined by pro rata allocation (even if the Selling Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding subsection shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection 8(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Subsection 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Survival. The indemnity and contribution agreements contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any

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




underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of Horizon, and (iii) the consummation of the sale or any successive resale of the Registrable Securities.

         14.      Participation in Underwritten Registrations.

                  No person or entity may participate in any underwritten registration hereunder unless such person or entity (a) agrees to sell such person's or entity's securities on the basis provided in any underwriting arrangements approved by the persons or entities entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

         15.      Miscellaneous.

                  (a) Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Horizon agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that remedy at law would be adequate. Each party waives all provisions of law requiring that a bond be posted in order to effectuate any remedy under this Agreement.

                  (b) No Inconsistent Agreements. Horizon will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Horizon has no outstanding agreement with respect to its securities granting any registration rights to any other person.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Horizon has obtained the written consent of the Holders of at least a majority of the Registrable Securities; provided that with respect to any such waiver or consent relating to Registration Statement, Horizon shall obtain the consent of the Holders of a majority of the Registrable Securities subject to such registration.

                  (d) Notices. Any notices, claims or demands which any party is required or may desire to give to another under or in conjunction with this Agreement shall be in writing, and shall be given by addressing the same to such other party(ies) at the address set forth below, and by (i) depositing the same so addressed, postage prepaid, first class, certified or registered, in the United States mail (herein referred to as "Mailing"), (ii) overnight delivery by a nationally recognized overnight courier service (e.g. UPS, Federal Express), (iii) delivering the same personally to such other party(ies), or (iv) transmitting by facsimile and Mailing the original. Any notice shall be deemed to have been given five (5) U.S. Post Office delivery days following the date of Mailing; one business day after timely delivery to an overnight courier; if by personal delivery, upon such delivery; or if by facsimile, the day of transmission if made within customary business hours, or if not transmitted within customary business hours, the following business day.


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




                         If to Horizon:

                               Horizon Mental Health Management, Inc.
                               1500 Waters Ridge Drive
                               Lewisville, Texas  75057-6011
                               Attention:  James Ken Newman
                               Facsimile Number: (972) 420-8282

                         With a copy to:

                               Strasburger & Price, L.L.P.
                               901 Main Street, Suite 4300
                               Dallas, Texas  75202
                               Attention:  David K. Meyercord, Esq.
                               Facsimile Number: (214) 651-4330

                         If to the Shareholders:

                               To the respective addresses
                               set forth on Exhibit A to the
                               Reorganization Agreement

                         With a copy to:

                               Howrey & Simon
                               1299 Pennsylvania Avenue, N.W.
                               Washington, D.C. 20004-2402
                               Attention: Roger A. Klein, Esq.
                               Facsimile Number: (202) 383-6610


Any of the parties hereto may change the address for notices to be sent to it by written notice delivered pursuant to the terms of this section.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of Horizon and the Holders.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision,

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




there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                  (h) Entire Agreement. This Agreement is intended by Horizon and the Holders as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between Horizon and the Holders with respect to such subject matter. This Agreement may be amended only in writing executed by Horizon and the Holders of a majority of the Registrable Securities.

                  (i) Third Party Beneficiaries. This Agreement is intended for the benefit of Horizon and the Holders and their respective successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

                  (j) Attorney's Fees. In any proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                  (k) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts or choice of law.

                  (l) Effectiveness. This Agreement shall become effective as of the day first set forth above.


                  (m) Counterparts. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for Horizon and the Holders to execute each of such counterparts, but when both have executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.






                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.


HORIZON:                                     SHAREHOLDERS:

HORIZON HEALTH CORPORATION,                  /s/ Howard B. Finkel
a Delaware corporation formerly known as     ----------------------------------
HORIZON MENTAL HEALTH                        HOWARD B. FINKEL
 MANAGEMENT, INC.


By:/s/ James W. McAtee                       /s/ John Harrison
   ----------------------------------        ----------------------------------
   Title:  Executive Vice President          JOHN HARRISON
   Name:   James W. McAtee

                                             /s/ Larry Reiff
                                             ----------------------------------
                                             LARRY REIFF


                                             ARGENTUM CAPITAL PARTNERS, L.P.


                                             By:/s/ Daniel Raynor
                                                -------------------------------
                                                    Name: Daniel Raynor
                                                    Title: Chairman


                                             /s/ Denise Dailey
                                             -----------------------------------
                                             DENISE DAILEY


                                             /s/ Ken Dorman
                                             -----------------------------------
                                             KEN DORMAN


                                             /s/ G. Phillip Woellner
                                             -----------------------------------
                                             G. PHILLIP WOELLNER


                                             /s/ Michael S. McCarthy
                                             -----------------------------------
                                             MICHAEL S. MCCARTHY


                                             NME MANAGEMENT SERVICES, INC.


                                             By:/s/ Lawrence G. Hixon
                                                -------------------------------
                                                    Name: Lawrence G. Hixon
                                                    Title: Vice President


                                    Page 13